As filed with the Securities and Exchange Commission on July 23, 2012

Securities Act File No. 333- 181306

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

X Pre-Effective Amendment No. 1
___ Post-Effective Amendment No. ____

INTEGRITY MANAGED PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

1 Main Street North
Minot, North Dakota 58703
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code (701) 852-5292

Shannon D. Radke
1 Main Street North
Minot, North Dakota 58703
(Name and Address of Agent for Service)

Copy to:

Felice R. Foundos Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

INTEGRITY MANAGED PORTFOLIOS

Important Information for
Kansas Insured Intermediate Fund Shareholders

At a special meeting of shareholders of Kansas Insured Intermediate Fund (the " Target Fund "), a series of Integrity Managed Portfolios (the "Trust"), you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into Kansas Municipal Fund (the "Acquiring Fund"), which is also a series of the Trust. If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the "Funds."

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the issue to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.

The Target Fund currently operates under a policy ("Insured Bond Policy") which requires it to invest at least 80% of its total assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest on these securities. (More specifically, under normal market conditions, the Fund invests at least 95% of its total assets in municipal securities that are either covered by insurance guaranteeing the timely payment of principal and interest on these securities or are backed by an escrow or trust account that contains sufficient U.S. government or U.S. government agency securities to ensure timely payment of interest and principal ("escrowed/trust securities"), but the Target Fund may only invest at the time of purchase up to 15% of its total assets in escrowed/trust securities.) In the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, bond insurance has lost much of its economic value and most insured municipal bonds now trade based upon their underlying creditworthiness , thereby, in many cases, rendering municipal bond insurance effectively irrelevant . The resulting steep decline in the use of bond insurance has led to a lack of new issue supply, which has resulted in a more limited universe of potential investments for the Target Fund. Therefore, Viking Fund Management, LLC ("Viking Management"), each Fund's investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund. Like the Target Fund, the Acquiring Fund invests primarily in municipal securities that pay interest that is free from federal income taxes and Kansas personal income taxes (excluding alternative minimum tax ("AMT")), but it is not subject to an Insured Bond Policy.

Q.	What advantages will the reorganization produce for Target Fund shareholders?

A.

Viking Management and the Board of Trustees of the Trust (the "Board") believe that shareholders of the Target Fund will benefit from the reorganization. The Board approved the reorganization in order to combine the Target Fund with a larger fund that has the same investment objective and certain similar investment strategies and risks, but which is not subject to an Insured Bond Policy and therefore has a larger universe of potential investments. Accordingly, Target Fund shareholders are expected to benefit from being shareholders of a fund that has additional investment flexibility and an increased ability to pursue investment opportunities.

Q.	Do the Funds have similar investment goals and strategies?

A.

The investment objective of the Funds is identical—to provide as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital. The investment strategies of the Funds also have certain similarities, with the Acquiring Fund normally investing at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding AMT) and the Target Fund normally investing at least 95% of its total assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding AMT). The most significant difference between the Funds is that the Target Fund is subject to an Insured Bond Policy, and the Acquiring Fund is not. In addition, another difference is that the expected average dollar weighted maturity for the Acquiring Fund is between 10 and 25 years while, for the Target Fund, it is between 3 and 10 years.

Q.	What will happen if shareholders do not approve the reorganization?

A.

If the reorganization is not approved by shareholders, the Board will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation of shareholder votes to approve the reorganization or continuing to operate the Fund as a stand-alone fund.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.

Yes. If shareholders approve the reorganization and it is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder.

Q.	Will this reorganization create a taxable event for me?

A.

No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution to its shareholders. Except to the extent this distribution is designated as an exempt-interest dividend, it will be taxable to the shareholders for regular federal income tax purposes and may include net capital gains resulting from the sale, if any, of portfolio assets. All or a portion of this distribution may be subject to the federal alternative minimum tax.

Q.	How do total operating expenses compare between the two Funds?

A.

If the reorganization is completed, the gross and net expenses of the Acquiring Fund are expected to be higher than those of the Target Fund. One of the reasons for this is that the Acquiring Fund, but not the Target Fund, has adopted a distribution and service plan that authorizes the Acquiring Fund to compensate Integrity Funds Distributor, LLC, the Funds' distributor, for services and expenses incurred in connection with the distribution of shares and for providing personal services and the maintenance of shareholder accounts (referred to as a "12b-1 Plan").

Q.	Who will bear the costs of the reorganization?

A.

Viking Management or its affiliate will pay all of the costs incurred by the Funds in the reorganization, including the costs of this proxy solicitation and the other costs of the special meeting. These costs are expected to be approximately $51,000.

Q.	What is the timetable for the reorganization?

A.	If approved by shareholders on September 17, 2012 , the reorganization is expected to occur at the close of business on or about September 28, 2012 .

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Integrity Fund Services, LLC (shareholder services), at 1-800-601-5593. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone, facsimile or over the Internet:

• To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

• To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

• To vote by facsimile, please complete the enclosed proxy card and fax it to Integrity Fund Services, LLC (shareholder services) at (701) 852-2548.

• To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.

You may receive a call from representatives of Viking Management or from Broadridge Financial Solutions, Inc., the proxy solicitation firm retained by Viking Management, to verify that you received your proxy materials and to answer any questions you may have about the reorganization.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board has agreed unanimously that the reorganization is in the best interests of the Kansas Insured Intermediate Fund and recommends that you vote "FOR" the reorganization.

INTEGRITY MANAGED PORTFOLIOS

July __, 2012

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Kansas Insured Intermediate Fund (the "Special Meeting"). The Special Meeting is scheduled for Monday, September 17, 2012 , at 3:00 p.m., Central time, at the offices of Viking Fund Management, LLC, 1 Main Street North, Minot, North Dakota 58703.

At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, (i) Kansas Municipal Fund (the "Acquiring Fund"), a series of Integrity Managed Portfolios (the "Trust"), will acquire all the assets and liabilities of Kansas Insured Intermediate Fund (the " Target Fund"), another series of the Trust, in exchange solely for shares of the Acquiring Fund, (ii) such shares of the Acquiring Fund will be distributed pro rata to the shareholders of the Target Fund, and (iii) the Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law (the "Reorganization").

In the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, bond insurance has lost much of its economic value and most insured municipal bonds now trade based upon their underlying creditworthiness. The resulting steep decline in the use of bond insurance has led to a lack of new issue supply, which has resulted in a more limited universe of potential investments for the Target Fund. As a result, the Reorganization is being proposed because Viking Fund Management, LLC ("Viking Management"), each Fund's investment adviser, and the Board of Trustees of the Trust (the "Board"), believe that the shareholders of the Target Fund will benefit from combining the Target Fund with a larger fund that has the same investment goals and generally similar investment strategies and risks, but which has a larger potential universe of investments given that it is not required to invest in insured securities. The Board believes that the Reorganization is in the best interests of the Target Fund, and recommends that you vote "FOR" the proposed Reorganization. The attached Proxy Statement/Prospectus has been prepared to give you information about this proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone, facsimile or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote by facsimile, please complete the enclosed proxy card and fax it to Integrity Fund Services, LLC (shareholder services) at (701) 852-2548.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your continued support and confidence in Viking Management and our family of funds.

Very truly yours, Robert E. Walstad Chairman of the Board

JULY __, 2012

KANSAS INSURED INTERMEDIATE FUND, A SERIES OF
INTEGRITY MANAGED PORTFOLIOS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 17 , 2012

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Kansas Insured Intermediate Fund (the " Target Fund"), a series of Integrity Managed Portfolios (the "Trust"), a Massachusetts business trust, will be held at the offices of Viking Fund Management, LLC, 1 Main Street North, Minot, North Dakota 58703, on Monday, September 17 , 2012 at 3:00 p.m., Central time (the "Special Meeting"), for the following purposes:

1.

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for: (i) the transfer of all the assets of the Target Fund to Kansas Municipal Fund (the "Acquiring Fund") in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; (ii) the pro rata distribution by the Target Fund of the shares of the Acquiring Fund to the holders of shares of the Target Fund; and (iii) the complete liquidation, dissolution, termination and winding up of the affairs of the Target Fund in accordance with Massachusetts state law.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record as of the close of business on July 20, 2012 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone, facsimile or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote by facsimile, please complete the enclosed proxy card and fax it to Integrity Fund Services, LLC (shareholder services) at (701) 852-2548.

•	To vote over the Internet, go the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

By Order of the Board of Trustees of Integrity Managed Portfolios, Brent M. Wheeler Secretary

PROXY STATEMENT/PROSPECTUS

Dated July __, 2012

Relating to the Acquisition of the Assets and Liabilities of
KANSAS INSURED INTERMEDIATE FUND, a series of Integrity Managed Portfolios by KANSAS MUNICIPAL FUND, a series of Integrity Managed Portfolios

This Proxy Statement/Prospectus is being furnished to shareholders of Kansas Insured Intermediate Fund (the " Target Fund"), a series of Integrity Managed Portfolios (the "Trust"), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Viking Fund Management, LLC, 1 Main Street North, Minot, North Dakota 58703 on Monday, September 17, 2012 at 3:00 p.m., Central time and at any and all adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be voted at the Special Meeting, and any and all adjournments or postponements thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the "Reorganization") of the Target Fund into Kansas Municipal Fund (the "Acquiring Fund"), another series of the Trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the "Funds" and individually as a "Fund." If shareholders approve the Reorganization and it is completed, shareholders of the Target Fund will receive shares of the Acquiring Fund with the same total value as the total value of the Target Fund shares surrendered by such shareholders. The Board has determined that the Reorganization is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 1 Main Street North, Minot, North Dakota 58703, (800) 276-1262.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about July __, 2012. Shareholders of record as of the close of business on July 20, 2012 (the "Record Date") are entitled to vote at the Special Meeting and any adjournment or postponement thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in shares of the Acquiring Fund) and constitutes an offering of shares of beneficial interest of the Acquiring Fund. Please read it carefully and retain it for future reference.

The Trust's prospectus dated November 30, 2011, as supplemented from time to time through the date of this Proxy Statement/Prospectus ("Prospectus") , has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Proxy Statement/Prospectus by reference and also accompanies this Proxy Statement/Prospectus. The following documents contain additional information about the Target Fund and Acquiring Fund, have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated July __ , 2012 (the "Reorganization SAI");

(ii)

the Trust's Statement of Additional Information dated November 30, 2011, as supplemented from time to time through the date of this Proxy Statement/Prospectus ("Statement of Additional Information") , relating to the Funds;

(iii)	the audited financial statements contained in the Acquiring Fund's Annual Report for the fiscal year ended July 29, 2011;

(iv)	the audited financial statements contained in the Target Fund's Annual Report for the fiscal year ended July 29, 2011;

(v)	the unaudited financial statements contained in the Acquiring Fund's Semi-Annual Report for the six-month period ended January 31, 2012; and

(vi)	the unaudited financial statements contained in the Target Fund's Semi-Annual Report for the six-month period ended January 31, 2012.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 276-1262 or by writing the Acquiring Fund at 1 Main Street North, Minot, North Dakota 58703.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and at certain of its Regional Offices. The SEC's Denver Regional Office is located at 1801 California Street, Suite 1500, Denver, Colorado 80202- 2656 . You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates . You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Financial Highlights	21

Kansas Insured Intermediate Fund	21

Kansas Municipal Fund	22

Voting Information and Requirements	23

Appendix I—Agreement and Plan of Reorganization	I-1

SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of each Fund and that the interests of each Fund's existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund's Prospectus, as supplemented, that accompanies this Proxy Statement/Prospectus and is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of shares of the Acquiring Fund only.

Background

The investment objective of each Fund is to provide as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital. The Target Fund currently operates under a policy ("Insured Bond Policy") which requires it to invest at least 80% of its total assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest on these securities. In the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, bond insurance has lost much of its economic value and most insured municipal bonds now trade based upon their underlying creditworthiness. The resulting steep decline in the use of bond insurance has led to a lack of new issue supply, which has resulted in a more limited universe of potential investments for the Target Fund. Viking Fund Management, LLC ("Viking Management"), each Fund's investment adviser, has therefore proposed the reorganization of the Target Fund into the Acquiring Fund. Like the Target Fund, the Acquiring Fund invests primarily in municipal securities that pay interest that is free from federal income taxes and Kansas personal income taxes (excluding alternative minimum tax ("AMT")), but it is not subject to an Insured Bond Policy.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization by and among the Trust, on behalf of the Target Fund; the Trust, on behalf of the Acquiring Fund; and Viking Management (the "Agreement"). The Agreement provides for: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; (ii) the pro rata distribution by the Target Fund of the shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the complete liquidation, dissolution, termination and winding up of the affairs of the Target Fund in accordance with Massachusetts state law.

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement on April 27, 2012 and recommends a vote "FOR" the Reorganization.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on September 17 , 2012. Approval of the Reorganization requires the affirmative vote of the shareholders of the Target Fund entitled to vote more than 50% of the votes entitled to be cast on the matter. See "Voting Information and Requirements" below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur as of the close of business on or about September 28 , 2012 (the "Closing Date"), but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Target Fund. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of each Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the similarities and differences in the Funds' investment objectives and principal investment strategies;

•	the Funds' relative risks and the current condition of the insured municipal bond market;

•	the Funds' relative sizes;

•	the relative investment performance of the Funds and their portfolio managers;

•	the relative fees and expense ratios of the Funds, including the contractual expense caps in place for each Fund;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder services and shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to Viking Management and its affiliates as a result of the Reorganization.

For a more detailed discussion of the Board's considerations regarding the approval of the Reorganization, see "The Board's Approval of the Reorganization."

Fees and Expenses

If the Reorganization is completed, then, overall, the expected fees and expenses, including sales charges and operating expenses, of the combined Fund will be higher than those of the Target Fund. The maximum up-front sales charge of the Acquiring Fund is 1% higher than that of the Target Fund, and the Acquiring Fund charges a 1% contingent deferred sales charge for share purchases of $1 million or more, while the Target Fund does not impose a contingent deferred sales charge. While the management fee rate is the same for both Funds, and various other operating expenses are at a lower rate for the Acquiring Fund than for the Target Fund, the Acquiring Fund, but not the Target Fund, has adopted a "12b-1 Plan" for which it incurs an annual fee equal to 0.25%, as described below in "Distribution, Purchase, Redemption, Exchange of Shares and Dividends." In addition, Viking Management, the Funds' investment adviser, has contractually agreed to waive fees and reimburse expenses of the Funds so that net annual operating expenses (subject to certain exclusions) do not exceed 0.75% for the Target Fund and 1.08% for the Acquiring Fund; however, for the Target Fund, this contractual agreement expires on November 29, 2012 while, for the Acquiring Fund, it is in effect until November 29, 2013. See "Comparison of the Funds—Fees and Expenses" below for a more detailed discussion.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares, and for paying dividends. There are, however, differences in sales charges imposed, and the Acquiring Fund, but not the Target Fund, has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that authorizes the Acquiring Fund to compensate Integrity Funds Distributor, LLC, the Funds' distributor, for services and expenses incurred in connection with the distribution of shares and for providing personal services and the maintenance of shareholder accounts (a "12b-1 Plan") . See "Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends" below for a more detailed discussion.

Certain Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. If the Reorganization so qualifies, neither the Target Fund nor its shareholders will recognize any gain or loss as a direct result of the transfers contemplated by the Reorganization. Sales, if any , of the Target Fund's portfolio assets in the ordinary course of business could result in the Target Fund declaring taxable distributions to its shareholders on or prior to the Closing Date. However, it is not expected, in connection with the Reorganization, that it will be necessary to sell any securities of the Target Fund in order to comply with the investment objective, policies and restrictions of the Acquiring Fund .

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its investment company taxable income for all taxable periods ending on or before the closing of the Reorganization (computed without regard to any deduction for dividends paid), if any, plus the excess of its exempt-interest income, if any, reduced by certain disallowed deductions for all taxable periods ending on or before the closing of the Reorganization and all of its net capital gains realized in all such taxable periods (after reduction for any available capital loss carryforward). Except to the extent this distribution is designated as an exempt-interest dividend, it will be taxable to shareholders for regular federal income tax purposes and may include net capital gains resulting from the sale, if any, of portfolio assets. All or a portion of this distribution may be subject to the federal alternative minimum tax. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see "The Proposed Reorganization—Certain Federal Income Tax Consequences" below.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objective of the Funds is identical—to provide as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital. The investment objective of the Funds may not be changed without shareholder approval.

Investment Strategies

The Target Fund and the Acquiring Fund are managed by the same portfolio managers and have current principal investment strategies and risks that, given that each Fund invests primarily in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding alternative minimum tax ("AMT")), are generally similar in certain respects, although some notable differences are present. A significant difference between the principal investment strategies of the Funds is that under normal market conditions, the Target Fund, as a fundamental policy, invests at least 95% of its total assets in municipal securities that are either covered by insurance guaranteeing the timely payment of principal and interest on these securities ("Insured Securities") or are backed by an escrow or trust account that contains sufficient U.S. government or U.S. government agency securities to ensure timely payment of interest and principal, as described in further detail below . Further, the Target Fund is required to invest at least 80% of its total assets in Insured Securities. The Acquiring Fund is not required to, but may, invest in Insured Securities. Certain significant similarities and differences of the principal investment strategies of the Funds are:

Kansas Insured Intermediate Fund		Kansas Municipal Fund

•

Under normal market conditions, the Fund invests at least 95% of its total assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding AMT) (the "95% Requirement") .

•

Under normal market conditions, the Fund invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding AMT).

•	The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT.	•	The Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the AMT.

•	In light of the 95% Requirement, the Fund may not invest more than 5% of its total assets in securities on which the interest income is subject to federal income taxes or Kansas personal income taxes.	•	The Fund may invest up to 20% of its assets in securities on which the interest income is subject to federal income tax or Kansas income tax.

•

Under normal market conditions, the Fund invests at least 95% of its total assets in municipal securities that are either (a) Insured Securities or (b) are backed by an escrow or trust account that contains sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest ("Escrowed/Trust Securities"). The Fund may only invest at the time of purchase up to 15% of its total assets in Escrowed/Trust Securities; therefore, under normal market conditions, the Fund invests at the time of purchase at least 80% of its total assets in Insured Securities. The Insured Securities in which the Fund invests are rated investment grade (BBB- or higher) by at least one independent ratings agency at the time of purchase (based on the higher of the rating of the insurer or the underlying security).

•

The municipal securities in which the Fund invests are required, at the time of purchase, to be either rated investment grade (BBB- or higher) by at least one independent ratings agency, or, if non-rated, to be judged by the Fund's investment adviser to be of comparable quality. The Fund will not invest more than 30% of its assets in unrated securities.

•	The expected average dollar weighted maturity of the Fund's portfolio is between 3 and 10 years.	•	The expected average dollar weighted maturity of the Fund's portfolio is between 10 and 25 years.

•	The Fund may invest up to 10% of its net investment assets in lease obligations.	•	The Fund may invest up to 10% of its net investment assets in lease obligations.

•

The Fund may invest up to 15% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

•

The Fund may invest up to 15% of its total assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal income taxes.

•	The Fund is non-diversified.	•	The Fund is non-diversified.

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund, which are described in the section below entitled "Risk Factors."

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a more complete description of the risks of an investment in the Acquiring Fund, see the Acquiring Fund's Fund Summary included in the Acquiring Fund's prospectus, as well as the section in the Acquiring Fund's Prospectus entitled "Risks."

Both Funds invest primarily in securities that pay interest that is exempt from both federal income taxes and Kansas personal income taxes (excluding AMT). Accordingly, they are both subject to certain of the same risks. The principal risks of investing in the Acquiring Fund are described below. An investment in the Target Fund is also subject to each of these principal risks, although not necessarily to the same degree. Because the expected average dollar weighted maturity of the portfolio of the Acquiring Fund is longer than that of the Target Fund, the Acquiring Fund is subject to a greater degree to maturity risk and interest rate risk than the Target Fund. The Acquiring Fund is also more subject to risks associated with investing in health care revenue bonds and utility revenue bonds than is the Target Fund. On the other hand, the Target Fund is subject to a greater degree to municipal insurance risk than is the Acquiring Fund. Shareholders of the TargetFund should also understand that to the extent municipal bond insurance continues to provide some protection against loss on municipal securities, by becoming shareholders of the Acquiring Fund, they will no longer necessarily benefit from this protection given that the Acquiring Fund is not required to invest in insured municipal securities (although it may do so).

General Risk. There is no assurance that the Acquiring Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Acquiring Fund's investments goes down, so does its share price. Since the value of the Acquiring Fund's shares can go up or down, it is possible to lose money by investing in such Fund.

Non-diversification Risk. Because the Acquiring Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal Volatility Risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Single State Risk. Because the Acquiring Fund invests primarily in Kansas bonds, it is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Kansas bonds in which it invests. Investing primarily in a single state makes the Acquiring Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions.

Interest Rate Risk. When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Securities with longer maturities and funds with longer weighted average maturities generally are more sensitive to interest rate changes and have greater interest rate risk.

Income Risk. The income from the Acquiring Fund's portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio's current earnings rate.

Maturity Risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit Risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Securities supported by insurance or other credit enhancements have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund's share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Acquiring Fund's investment adviser may rely on the higher rating. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer's credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal Insurance Risk. The investments of the Acquiring Fund may, but are not required to, include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Acquiring Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Adverse developments in the bond insurance industry may negatively affect the value of the Acquiring Fund's insured municipal securities (if any) and the Fund. Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. The value of a municipal security may be affected by the credit standing of its insurer. If the credit quality of an insurer is downgraded, the rating on a municipal security insured by such insurer may also be downgraded. This may, in turn, sharply reduce and in some cases eliminate the value provided by insurance. Moreover, having multiple securities insured by the same insurer will increase the adverse effects on the Acquiring Fund that are likely to result from a downgrading of, or a default by, such insurer.

Call Risk. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Acquiring Fund may have to replace it with a lower-yielding security.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Acquiring Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio Strategy Risk. The investment adviser's skill in choosing appropriate investments for the Acquiring Fund will determine in part such Fund's ability to achieve its investment objective.

Inflation Risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting the Acquiring Fund's real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Acquiring Fund's assets can decline as can the value of such Fund's distributions.

Tax Risk. Income from municipal securities held by the Acquiring Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Acquiring Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT.

Municipal Sector Risk. The Acquiring Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Health Care Revenue Bonds. The Acquiring Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers.

Risks of Electric Utility Revenue Bonds. The Acquiring Fund may invest in electric utility revenue bonds. Risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of Gas Utility Revenue Bonds. The Acquiring Fund may invest in gas utility revenue bonds. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Risks of Water and Sewer Revenue Bonds. The Acquiring Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to the Funds, and the pro forma fees and expenses of the combined fund. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in a Fund or in other funds in the Integrity/Viking family of funds. Shareholder fees reflect the fees currently in effect for each Fund (including, for the Acquiring Fund, a reduced maximum up-front sales charge that became effective on May 1, 2012). Total Annual Fund Operating Expenses reflect the fees and expenses for the Funds as of their fiscal year ended July 29, 2011, and the pro forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of July 29, 2011. For the Acquiring Fund, however, the amounts shown for Fee Waivers and Expense Reimbursements and for Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements have been restated to reflect a new expense limitation agreement that became effective for the Acquiring Fund on May 1, 2012.

Shareholder Fees
(paid directly from your investment)

	Kansas Insured Intermediate Fund	Kansas Municipal Fund	Combined Fund Pro Forma

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.75%	3.75%	3.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds for purchases of $1 million or more)	None	1.00%	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Kansas Insured Intermediate Fund	Kansas Municipal Fund	Combined Fund Pro Forma

Management Fees	0.50%	0.50%	0.50%

Distribution and Service (12b-1 ) Fees	None	0.25%	0.25%

Other Expenses [1]	0.54%	0.44%	0.42%

Acquired Fund Fees and Expenses	0.01%	None	None

Total Annual Fund Operating Expenses [2]	1.05%	1.19%	1.17%

Fee Waivers and Expense Reimbursements [3]	(0.29)%	(0.11)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.76%	1.08%	1.08%

[1]	Restated to reflect current expenses.

[2]

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[3]

Viking Management, the Funds' investment adviser contractually agreed to waive fees and reimburse expenses of the Target Fund from November 30, 2011 through November 29, 2012 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) of such Fund do not exceed 0.75%, of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2012 with the approval of the Target Fund's Board of Trustees. Previously, Viking Management, the Funds' investment adviser, contractually agreed to waive fees and reimburse expenses of the Acquiring Fund from November 30, 2011 through November 29, 2012 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) of such Fund did not exceed 1.15% of average daily net assets. Subsequently, however, Viking Management contractually agreed to waive fees and reimburse expenses of the Acquiring Fund from May 1, 2012 through November 29, 2013 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary or non-recurring expenses, and acquired fund fees and expenses) of such Fund do not exceed 1.08% of average daily net assets. This expense limitation agreement may only be terminated or modified prior to November 29, 2013 with the approval of the Acquiring Fund's Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then redeem all of your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Kansas Insured Intermediate Fund	Kansas Municipal Fund	Combined Fund Pro Forma

1 Year	$351	$482	$482

3 Years	$576	$734	$730

5 Years	$824	$1,013	$1,004

10 Years	$1,563	$1,841	$1,818

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund's performance. During the most recent fiscal year for which audited financial statements are available, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year End	Rate

Kansas Insured Intermediate Fund	7/29/11	24.84%
Kansas Municipal Fund	7/29/11	8.31%

After the Reorganization is completed, the portfolio managers of the Acquiring Fund may, in their discretion and in the ordinary course of business, sell securities acquired from the Target Fund. To the extent that the portfolio managers choose to sell a significant percentage of such securities, the Acquiring Fund's portfolio turnover rate and brokerage costs may be higher than they otherwise would have been.

Performance Information

The total returns of the Funds for the periods indicated are set forth in the bar charts and tables below. The following bar charts and tables provide some indication of the potential risks of investing in each Fund.

The bar charts below illustrate annual calendar year returns for each Fund. The bar charts and highest/lowest quarterly and year-to-date returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown. The tables below illustrate average annual returns for the one-year, five-year and ten-year periods ended December 31, 2011 for each Fund. The tables also show how each Fund's performance compares with the returns of a broad measure of market performance. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance (before and after taxes) does not necessarily indicate future performance. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Kansas Insured Intermediate Fund
Annual Total Returns (as of 12/31 each year)
2002	1.77%
2003	3.42%
2004	0.05%
2005	-0.01%
2006	5.06%
2007	4.01%
2008	2.57%
2009	6.78%
2010	1.26%
2011	9.31%

During the periods shown in the bar chart, the Target Fund's highest and lowest calendar quarter returns were 3.92% and -3.23%, respectively, for the quarters ended September 30, 2009 and December 31, 2010. The Target Fund's year-to-date return through June 29, 2012 was 1.20% .

Kansas Municipal Fund
Annual Total Returns (as of 12/31 each year)
2002	0.51%
2003	1.78%
2004	-0.12%
2005	2.35%
2006	3.92%
2007	3.49%
2008	-2.38%
2009	10.67%
2010	0.43%
2011	9.76%

During the periods shown in the bar chart, the Acquiring Fund's highest and lowest calendar quarter returns were 5.10% and -3.97%, respectively, for the quarters ended September 30, 2009 and December 31, 2010. The Acquiring Fund's year-to-date return through June 29, 2012 was 2.20% .

	Average Annual Total Returns for the Periods Ended December 31, 2011

Kansas Insured Intermediate Fund	1 Year	5 Years	10 Years

Return Before Taxes	6.30%	4.16%	3.10%

Return After Taxes on Distributions	6.30%	4.16%	3.10%

Return After Taxes on Distributions and Sale of Fund Shares	5.77%	4.06%	3.15%

Barclays Capital Municipal 7-Year Bond Index (reflects no deduction for fees, expenses or taxes)	10.14%	6.39%	5.57%

	Average Annual Total Returns for the Periods Ended December 31, 2011

Kansas Municipal Fund*	1 Year	5 Years	10 Years

Return Before Taxes	5.66%	3.47%	2.57%

Return After Taxes on Distributions	5.66%	3.47%	2.57%

Return After Taxes on Distributions and Sale of Fund Shares	5.33%	3.48%	2.71%

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.69%	5.22%	5.38%

*Restated to reflect reduced maximum up-front sales charge of 3.75% which became effective on May 1, 2012.

Investment Adviser

The overall management of the business and affairs of the Funds is the responsibility of the Funds' Board of Trustees. Since August 1, 2009, Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, has served as the investment adviser to the Funds.

Prior to August 1, 2009, Integrity Money Management, Inc. ("Integrity Money Management"), a subsidiary of Integrity Mutual Funds, Inc. ("Integrity"), served as investment adviser to the Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor Investors, LLC ("Corridor") and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of the Funds, and Shannon D. Radke, president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor. Viking Management has served as investment adviser to Viking Mutual Funds since 1999. As of June 29, 2012, Viking Management had net assets under management of approximately $777.5 million. Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund's investment objectives, policies and limitations; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund.

Monte Avery, Senior Portfolio Manager of Viking Management, is the lead portfolio manager of the Funds and, together with Shannon D. Radke, who began co-managing the Funds in November 2010, is primarily responsible for the day-to-day management of each Fund's portfolio.

Mr. Avery was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 where he remained until he joined Integrity in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management, including funds, such as the Funds, that were previously advised by Integrity Money Management.

Mr. Radke is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a broker and as operations manager and later as chief operating officer of an unrelated investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 13 years. Currently, he is the lead portfolio manager of Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota and a co-portfolio manager of, in addition to the Funds, various other funds currently advised by Viking Management.

For a more complete description of the advisory services provided to the Acquiring Fund, see the section of the Fund's Prospectus entitled "Management and Organization" and the section of the Fund's Statement of Additional Information entitled "Investment Advisory and Other Services."

Advisory Fees

Pursuant to an investment advisory agreement between Viking Management and each Fund ("Investment Advisory Agreement"), Viking Management is entitled to an annual fund management fee from each Fund of 0.50% of such Fund's average daily net assets, payable monthly.

Previously, Viking Management contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses and acquired fund fees and expenses) for the period from November 30, 2011 through November 29, 2012 so that the net annual operating expenses of the Acquiring Fund did not exceed 1.15%, and the net annual operating expenses of the Target Fund did not exceed 0.75%, of the respective Fund's average daily net assets. Subsequently, Viking Management contractually agreed to waive its management fee and reimburse expenses (other than taxes, brokerage fees, commissions, extraordinary or non-recurring expenses and acquired fund fees and expenses) for the period from May 1, 2012 through November 29, 2013 so that the net annual operating expenses of the Acquiring Fund do not exceed 1.08% of such Fund's average daily net assets. The contractual expense limitation agreement of the Acquiring Fund will remain in place following the Reorganization.

For the fiscal year ended July 29, 2011, each Fund paid Viking Management, after fee waivers and expense reimbursements, a management fee at a rate of 0.50% of average net assets.

A discussion regarding the basis for the Board of Trustees' October 29, 2010 approval of the Funds' Investment Advisory Agreement is available in the Funds' semi-annual report to shareholders for the six-month period ended January 31, 2011. A discussion regarding the basis for the Board of Trustees' October 28, 2011 approval for the Funds' Investment Advisory Agreement is available in the Funds' semi-annual report to shareholders for the six-month period ended January 31, 2012.

Trustees and Officers

Both Funds are series of the Trust and, as a result, have the same Board and the same officers. The management of each Fund, including general oversight of the duties performed by Viking Management under the Investment Advisory Agreement for each Fund, is the responsibility of the Board. There are currently four members of the Board, one of whom is an "interested person" (as defined in the 1940 Act) and three of whom are not interested persons (the "Independent Trustees"). The names and business addresses of the Trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under "Management of the Funds" in the Statement of Additional Information for the Funds incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Fund offers one class of shares. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of each Fund through a financial advisor or other financial intermediary or directly from such Fund. Each Fund's initial and subsequent investment minimums generally are as follows, although each Fund may change these minimum investment requirements at any time:

Fund Shares

Eligibility and Minimum Initial Investment	$1,000 ($50 for accounts opened through monthly systematic investment plan accounts)

Minimum Additional Investment	$50

For a more complete description of purchase, redemption and exchange options, see the section of the Funds' Prospectus entitled "Shareholder Information" and the section of the Funds' Statement of Additional Information entitled "Purchase, Redemption, and Pricing of Shares."

No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization.

The Funds intend to pay income dividends on a monthly basis and pay distributions of realized short-term or long-term capital gains, if any, in December. If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. Except to the extent this distribution is designated as an exempt-interest dividend, it will be taxable to shareholders for regular federal income tax purposes and may include net capital gains resulting from the sale, if any, of portfolio assets. All or a portion of this distribution may be subject to the federal alternative minimum tax.

The Acquiring Fund has adopted a distribution and service plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan authorizes the Acquiring Fund to compensate Integrity Funds Distributor, LLC for services and expenses incurred in connection with the distribution of shares and for providing personal services and the maintenance of shareholder accounts. The Target Fund does not have a 12b-1 Plan.

Under the Acquiring Fund's 12b-1 Plan, it is authorized to pay an annual rate of up to 0.25% of the average daily net assets of the Fund's shares for distribution and shareholder services. For a more complete description of the Acquiring Fund's 12b-1 Plan, see the section of the Fund's Prospectus entitled "Distribution Arrangements" and the section of the Fund's Statement of Additional Information entitled "Investment Advisory and Other Services."

Tax Information

Distributions of the Funds' net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain "private activity bonds" may be subject to the federal AMT. In addition, a portion of the Funds' distributions may be taxable as ordinary income or capital gains. The Funds' distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, the form of which is attached as Appendix I. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund. The Target Fund will make a liquidating distribution of the Acquiring Fund shares received to its shareholders of record, determined as of the close of business on the Closing Date. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. As a result of the proposed Reorganization, each Target Fund shareholder will receive a number of Acquiring Fund shares equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund shares surrendered by such shareholder. The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing Date and the making of all distributions, but not later than 12 months following the Closing Date.

The Board has determined that the proposed Reorganization is in the best interests of each Fund and that the interests of shareholders will not be diluted as a result of the transactions contemplated by the Agreement. See "The Board's Approval of the Reorganization" below.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the parties . In addition, either Fund may at its option terminate the Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See "Certain Federal Income Tax Consequences" below. However, it is not expected that any significant portfolio sales will occur in connection with the Reorganization. If the Reorganization had occurred as of January 31, 2012, the Acquiring Fund would not have been required to dispose of securities of the Acquiring Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion of the securities in the Target Fund's portfolio solely as a result of the Reorganization.

After the Reorganization is completed, the portfolio managers of the Acquiring Fund may, in their discretion and in the ordinary course of business, sell securities acquired from the Target Fund. To the extent that the portfolio managers choose to sell a significant percentage of such securities, the Acquiring Fund's portfolio turnover rate and brokerage costs may be higher than they otherwise would have been.

Description of Securities to be Issued

Shares of Beneficial Interest. The Acquiring Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has six series, including the Funds, and the Board may, in its sole discretion, create additional series from time to time. Each share of the Acquiring Fund represents an equal proportionate interest in the assets and liabilities belonging to the Acquiring Fund with each other share of the Acquiring Fund and to such dividends and distributions out of the income belonging to the Acquiring Fund as are declared by the Trustees.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a fund, as does a partner of a partnership. The Trust's Agreement and Declaration of Trust (the "Declaration of Trust" ) contains an express disclaimer of liability on the part of fund shareholders. Thus, the risk of Acquiring Fund shareholder liability appears slight and limited to a circumstance where the Acquiring Fund itself is unable to meet its obligations.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. Separate votes generally are taken by each series on matters affecting an individual series. In addition, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions.

As a general matter, the Acquiring Fund is not required to and does not intend to hold annual or other meetings of its shareholders. However, the Declaration of Trust provides for shareholder voting with respect to certain matters, including: (a) the election or removal of one or more Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required by the 1940 Act (unless an exemptive order or other relief provided by the SEC applies); (c) any termination or reorganization of the Trust or any series thereof to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (subject to certain exceptions, including amendments establishing and designating new series, abolishing a series, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any provision thereof which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code of 1986, as amended, and applicable regulations for a series to obtain the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by more than 50% of the shares entitled to vote; (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and (f) with respect to such additional matters relating to the Trust or respective series as may be required by law, the 1940 Act (such as changes in a fund's investment policies and restrictions), the Declaration of Trust, the by-laws of the Trust, or any registration of the Trust or a series with the SEC or any state or as the Trustees may consider necessary or desirable.

Meetings of shareholders may be called upon written application specifying the purpose of the meeting by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. Except that the Acquiring Fund has a 12b-1 Plan and the Target Fund does not, the shareholder services and shareholder programs of the Funds are identical. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

Wells Fargo Bank, NA, Trust & Custody Solutions serves as the custodian for the Funds and Integrity Fund Services, LLC serves as transfer agent for the Funds. Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm for the Funds.

Certain Federal Income Tax Consequences

As a condition to each Fund's obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion will be based on certain factual representations from the Funds and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of all the Target Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund followed by the pro rata distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution of the Acquiring Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.

The basis of the Target Fund's assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

7.

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its investment company taxable income for all taxable periods ending on or before the closing of the Reorganization (computed without regard to any deduction for dividends paid), if any, plus the excess of its exempt-interest income, if any, reduced by certain disallowed deductions for all taxable periods ending on or before the closing of the Reorganization and all of its net capital gains realized in all such taxable periods (after reduction for any available capital loss carryforward). Except to the extent this distribution is designated as an exempt-interest dividend, it will be taxable to shareholders for regular federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. All or a portion of this distribution may be subject to the federal alternative minimum tax. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund's portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund's basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund's shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund's taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

After the Reorganization, the Acquiring Fund's ability to use the Target Fund's and the Acquiring Fund's pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, former shareholders of the Target Fund may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Viking Management or its affiliate will pay all costs associated with the Reorganization.

Rights of Shareholders

Both of the Funds are organized as series of a Massachusetts business trust. The Target Fund and the Acquiring Fund are both series of the Trust. As such, there are no material differences in the rights of shareholders.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of January 31, 2012, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of January 31, 2012 (Unaudited)

	Kansas Insured Intermediate Fund	Kansas Municipal Fund	Adjustments	Pro Forma Combined Fund
Net Assets	$21,159,976	$47,022,167		$68,182,143
Shares Outstanding	1,799,319	4,229,312	102,857(a)	6,131,488
Net Asset Value Per Share	$ 11.76	$ 11.12		$11.12
Shares Authorized	Unlimited	Unlimited		Unlimited

(a)	Figures reflect the issuance by the Acquiring Fund of approximately 1,902,176 shares in exchange for the assets and liabilities of the Target Fund in connection with the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Target Fund and the Acquiring Fund is Registration No. 811-06153. The Prospectus and Statement of Additional Information are incorporated herein by reference.

THE BOARD'S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board has determined that the Reorganization would be in the best interests of each Fund and that the interests of each Fund's existing shareholders would not be diluted as a result of the Reorganization. The Board has approved the Reorganization and recommends that the Target Fund shareholders vote in favor of the Reorganization.

A meeting of the Board was held on April 27, 2012 to consider the proposed Reorganization. The Independent Trustees held a separate meeting prior to the meeting of the full Board to consider this matter. The Independent Trustees have been advised on this matter by independent counsel to the Independent Trustees. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the similarities and differences in the Funds' investment objectives and principal investment strategies;

•	the Funds' relative risks and the current condition of the insured municipal bond market;

•	the Funds' relative sizes;

•	the relative investment performance of the Funds and their portfolio managers;

•	the relative fees and expense ratios of the Funds, including the contractual expense caps in place for each Fund;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder services and shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to Viking Management and its affiliates as a result of the Reorganization.

Investment Similarities and Difference

Based on the information presented, the Board noted that the investment objectives of the Funds are the same. In this regard, the investment objective of each Fund is to provide as high a level of current income that is exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital. The Board further noted that the principal investment strategies of the Target Fund and the Acquiring Fund appear generally similar in certain respects, given that each Fund invests primarily in municipal securities that pay interest free from federal income taxes and Kansas personal income taxes (excluding AMT). The Board considered, however, that some notable differences were present in the Funds' principal investment strategies given that the Target Fund, as a fundamental policy, invests at least 95% of its total assets in municipal securities that are either covered by insurance guaranteeing the timely payment of principal and interest on these securities or are backed by an escrow or trust account that contains sufficient U.S. government or U.S. government agency securities to ensure timely payment of interest and principal. Moreover, at least 80% of the total assets of the Target Fund must be invested in insured municipal securities. Similarly, the Acquiring Fund invests at least 80% of its assets in municipal securities, although such municipal securities are not required to be insured.

Relative Risks and Current Condition of the Insured Municipal Bond Market

Although only the Target Fund's policy is to invest at least 80% of its total assets in insured municipal securities, the Board noted that because the Funds' investment strategies are otherwise generally similar, many of the principal risks of investing in the Funds are also similar.

In recognizing that, in light of its policy to invest at least 80% of its total assets in insured municipal securities, the Target Fund is subject to a greater degree than the Acquiring Fund to municipal insurance risk, the Board considered Viking Management's assessment of the current condition of the insured municipal bond market in which the Target Fund seeks to invest. The financial turmoil of 2008 has caused a dramatic decrease in the volume of municipal bonds with insurance coming to the market from around 50% in 2007 to under 10% recently. Moreover, most municipal bond insurers suffered downgrades to their credit ratings. Although the Target Fund is still currently able to meet its policy of investing at least 80% of its assets in insured municipal bonds, Viking Management advised the Board that it believes that the reduction in insured bond issuance may continue for some time, given the market's reduced confidence in monoline insurers (i.e., those insurers that generally write bond insurance). In addition, given that bond insurance has lost much of its economic value, most insured bonds now trade based upon their underlying creditworthiness, thereby, in many cases, rendering municipal bond insurance effectively irrelevant. Viking Management further believes that, given uncertainty regarding the future supply of insured bonds, as well as the possibility that insurers writing bond insurance may be unable to honor their insurance obligations and/or suffer further downgrades of their ratings in the future, a reorganization of the Target Fund with and into the Acquiring Fund would be preferable to other possible approaches, such as a temporary closure of the Target Fund. The Board noted that the Target Fund's shareholders would become shareholders of a fund with similar credit quality. Also determined to be relevant is that after the Reorganization, current shareholders of the Target Fund would still have some insurance protection, as approximately 54% of the Acquiring Fund's portfolio as of March 30, 2012 consisted of insured bonds.

Relative Sizes

The Board noted that the Acquiring Fund is significantly larger than the Target Fund and that combining the Funds may provide additional benefits to shareholders of the Acquiring Fund as fixed operating expenses of the Acquiring Fund following the Reorganization will be spread over a larger asset base. The Reorganization may therefore lower the gross expense ratio of the Acquiring Fund as noted in more detail below.

Investment Performance and Portfolio Managers

The Board considered the investment performance of each Fund (before taxes and net of fees) over various periods. In reviewing past performance, the Board observed that the Funds are managed by the same portfolio managers. The Board noted that the Acquiring Fund outperformed the Target Fund over the year-to-date, 1-year, and 3-year periods ended February 29, 2012 but slightly underperformed the Target Fund over the 5-year and 10-year periods. The Board also considered the differences in yields between the Acquiring Fund and the Target Fund, noting that various yield calculations of the Acquiring Fund were higher than those of the Target Fund as of February 29, 2012. In addition, the Board considered the factors that caused the differences in the yields and that if period ending and reference dates other than February 29, 2012 had been used, the conclusions reached in comparing the performance of the Funds could have differed from those described above.

Fees and Expense Ratios

The Board considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganization) and the impact of expense caps and recognized that overall, fees and expenses for the Target Fund shareholders would materially increase in light of, in particular, higher sales charges and the imposition of Rule 12b-1 Plan fees. In this regard, the Board noted differences in the sales charge structures of the Funds, including that the maximum up-front sales charge of the Acquiring Fund was, although recently reduced, higher than that of the Target Fund, and that the Acquiring Fund, but not the Target Fund, imposed a contingent deferred sales charge for purchases of shares of $1 million or more. The Board also noted that the management fees of the Acquiring Fund and the Target Fund are the same, and that the affiliated service provider fees of the Acquiring Fund do not exceed those of the Target Fund, except that the Acquiring Fund currently has a Rule 12b-1 Plan, for which it incurs an annual fee of 0.25% of average net assets, whereas the Target Fund does not have a Rule 12b-1 Plan. In addition, the estimated gross expenses of the Acquiring Fund following the Reorganization are slightly lower than such expenses of the Acquiring Fund prior to the Reorganization, and the estimated net expenses are the same, but both the gross and net expenses of the Acquiring Fund following the Reorganization are higher than those of the Target Fund prior to the Reorganization due, in part, to the fact that the Acquiring Fund is subject to Rule 12b-1 fees. Despite the increases in fees and expenses, however, the Board believed that the Reorganization is nonetheless in the best interests of the Target Fund, recognizing that, although the Fund is currently able to comply with the Insured Bond Policy, the significant decrease in insured securities available to the Target Fund limits the Fund's investment opportunities, makes the Fund more difficult to manage, and creates uncertainty as to the available supply of insured municipal bonds in the future.

The Board also considered the expense limitation agreements for the Funds. The Board noted that the Acquiring Fund recently lowered its contractual expense cap, which will be in effect until November 29, 2013, and under which the Acquiring Fund will operate after the consummation of the Reorganization, but which is higher than the current contractual expense limitation for the Target Fund which is in effect until November 29, 2012.

Tax Consequences of the Reorganization

The Board noted that the Reorganization is expected to be tax-free to shareholders of the Funds. The Board further recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board noted that this negative potential tax consequence may apply because the Target Fund has capital loss carryforwards expiring in 2012 and 2013.

Costs of the Reorganization

The Board recognized that Viking Management or its affiliate would pay all of the expenses incurred by the Funds in connection with the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, each Target Fund shareholder will receive shares in the Acquiring Fund equal in value to the shares of the Target Fund held.

Effect on Shareholder Services and Shareholder Rights

The Board noted that the Funds have the same service providers. The Board also noted, however, that the Acquiring Fund has a Rule 12b-1 P lan while the Target Fund does not, and believed that the shareholders of the Target Fund would benefit from the Rule 12b-1 P lan of the combined fund. Shareholders of the Target Fund will receive the same class of shares as they held in the Acquiring Fund. The Board also considered that the Acquiring Fund and the Target Fund are series of the same Massachusetts business trust and, as a result, the rights of Target Fund shareholders will not change following the Reorganization.

Alternatives to the Reorganization

The Board could have decided to continue the two Funds in their present form managed by the same management teams, but, in light of the concerns discussed above pertaining to future supply of insured municipal bonds and creditworthiness of bond insurers, did not believe that, over the long term, that alternative would be in the best interests of shareholders. While temporarily closing the Target Fund to new investors at some point in the future might be a short-term solution in the event the Fund could no longer comply with the Insured Bond Policy, that was not viewed as a viable long-term approach. Another alternative considered was to obtain shareholder approval to eliminate the Target Fund's Insured Bond Policy, but that would result in two very similar funds in the Integrity Viking Fund complex, which would be inefficient and potentially confusing to shareholders and those involved in distributing and marketing the Funds. With the proposed Reorganization, Viking Management and its affiliates can focus their distribution and marketing efforts on one fund. The shareholders of both Funds can therefore benefit from the potential of greater sales, asset growth and economies of scale that could be achieved over time in one combined fund rather than diluted between two similar funds.

Potential Benefits to Viking Management and Its Affiliates

The Board recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate Fund in the Integrity Viking Fund complex.

Conclusion

The Board, including the Independent Trustees, approved the Reorganization, concluding that the Reorganization is in the best interests of both Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

OTHER INFORMATION

Shareholders of the Funds

As of the Record Date with respect to the Special Meeting, no shareholder owns of record, or is known by the Funds to own of record or beneficially, 5% more of the shares of either Fund.

At the close of business on July 20, 2012, there were 1,807,941.500 shares of the Target Fund outstanding. As of July 20, 2012, the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund.

At the close of business on July 20, 2012, there were 4,303,065.090 shares of the Acquiring Fund outstanding. As of July 20, 2012, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is sent . Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to Integrity Managed Portfolios at 1 Main Street North, Minot, North Dakota 58703.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 1 Main Street North, Minot, North Dakota 58703 or by calling (701) 852-5292.

FINANCIAL HIGHLIGHTS

The financial highlight tables are intended to help you understand the Funds' financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information below for the six-month semi-annual reporting period ended January 31, 2012 is unaudited. The information for the fiscal years ended July 30, 2010 and July 29, 2011 has been audited by Cohen Fund Audit Services, Ltd., the Funds' independent registered public accounting firm, whose report, along with each Fund's audited financial statements, are included in the Funds' annual report, which is available upon request. The information presented for the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007 has been audited by the Funds' former independent registered public accounting firm.

Kansas Insured Intermediate Fund

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/31/12 (Unaudited)	Year Ended 7/29/11	Year Ended 7/30/10	Year Ended 7/31/09	Year Ended 7/31/08	Year Ended 7/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$11.22	$11.29	$11.09	$10.94	$10.87	$10.95

Income (loss) from investment operations:
Net investment income (loss)	$0.16	$0.33	$0.37	$0.41	$0.42	$0.44
Net realized and unrealized gain (loss) on investments[3]	0.54	(0.07)	0.20	0.15	0.07	(0.08)
Total from investment operations	$0.70	$0.26	$0.57	$0.56	$0.49	$0.36

Distributions from net investment income	$(0.16)	$(0.33)	$(0.37)	$(0.41)	$(0.42)	$(0.44)

NET ASSET VALUE, END OF PERIOD	$11.76	$11.22	$11.29	$11.09	$10.94	$10.87

Total Return[1]	12.43%^	2.37%	5.26%	5.22%	4.62%	3.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$21,160	$19,641	$20,169	$16,180	$12,360	$10,686
Ratio of expenses to average net assets after waivers[2]*	0.75%^	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets before waivers*	1.03%^	1.13%	1.20%	1.35%	1.48%	1.40%
Ratio of net investment income to average net assets[2]*	2.73%^	2.97%	3.33%	3.70%	3.86%	4.02%
Portfolio turnover rate	7.66%	24.84%	22.46%	14.00%	21.80%	9.18%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers and reimbursements by the Adviser and/or affiliated service providers

[3]	Realized and unrealized gains and losses per share are balancing amounts and may not reconcile with the gains and losses in the Statement of Operations due to share transactions for the period.

*	Average net assets was calculated using a 360-day period.

^	Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Kansas Municipal Fund

Selected per share data and ratios for the periods indicated

	Six Months Ended 1/31/12 (Unaudited)	Year Ended 7/29/11	Year Ended 7/30/10	Year Ended 7/31/09	Year Ended 7/31/08	Year Ended 7/31/07
NET ASSET VALUE, BEGINNING OF PERIOD	$10.64	$10.70	$10.45	$10.44	$10.54	$10.62

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.37	$0.38	$0.40	$0.40	$0.40
Net realized and unrealized gain (loss) on investments[3]	0.48	(0.06)	0.25	0.01	(0.10)	(0.08)
Total from investment operations	$0.67	$0.31	$0.63	$0.41	$0.30	$0.32

Distributions from net investment income	$(0.19)	$(0.37)	$(0.38)	$(0.40)	$(0.40)	$(0.40)

NET ASSET VALUE, END OF PERIOD	$11.12	$10.64	$10.70	$10.45	$10.44	$10.54

Total Return[1]	12.59%^	3.02%	6.12%	4.06%	2.90%	3.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$47,022	$45,175	$47,465	$47,365	$48,587	$52,996
Ratio of expenses to average net assets after waivers[2]*	1.07%[4]^	1.07%[4]	1.07%[4]	1.07%	1.07%	1.07%
Ratio of expenses to average net assets before waivers*	1.19%^	1.30%	1.33%	1.35%	1.36%	1.26%
Ratio of net investment income to average net assets[2]*	3.45%[4]^	3.54%[4]	3.58%[4]	3.88%	3.81%	3.77%
Portfolio turnover rate	4.72%	8.31%	15.34%	16.73%	6.52%	4.77%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers and reimbursements by the Adviser and/or affiliated service providers

[3]	Realized and unrealized gains and losses per share are balancing amounts and may not reconcile with the gains and losses in the Statement of Operations due to share transactions for the period.

[4]	The Adviser and/or affiliated service providers voluntarily waived a portion of their fees equal to 0.08% of average net assets.

*	Average net assets was calculated using a 360-day period.

^	Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Approval of the Reorganization will require the affirmative vote of the shareholders of the Target Fund entitled to vote more than 50% of the votes entitled to be cast on the matter.

In order for the Special Meeting to go forward, there must be a quorum. Under the Declaration of Trust, the presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least thirty percent (30%) of all votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the shareholders' meeting. Any lesser number, however, will be sufficient for adjournments. All returned proxies count toward a quorum, regardless of how they are voted. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without further notice.

For the purposes of counting votes on the matter presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Special Meeting. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received but are not voted as to one or more proposals because the broker lacks discretionary voting authority and for which the broker indicates that instructions have not been received from the respective beneficial owners and other persons entitled to vote the shares. Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board, "FOR" approval of the Reorganization and "FOR" or "AGAINST" any other business that may properly arise at the Special Meeting in the proxies' discretion. Abstentions and broker non-votes do not count as votes "FOR" the proposal for the Reorganization and have the same effect as a vote "AGAINST" the approval of the Reorganization.

Any shareholder submitting a proxy has the power to revoke it before it is voted by giving written notice of revocation or by executing and delivering a later dated proxy, or by personally casting a vote at the Special Meeting. To change a vote by written notice of revocation, you must provide the Target Fund with a "Revocation Letter" that: (i) identifies yourself; (ii) states that, as a shareholder on the Record Date (as defined below), you revoke your prior instructions as set forth in the previously returned proxy card; and (iii) indicates your new instructions, if any.

Proxies of shareholders of the Target Fund are solicited by the Board. It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, by facsimile, by telephone or by personal interview by representatives of the Trust, Viking Management and/or dealers or their representatives. Viking Management has retained Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies, at an estimated cost of approximately $6,500. Viking Management or its affiliate will pay this cost, as well as the other fees and expenses incurred by the Funds in connection with the preparation of this Proxy Statement/Prospectus and the Special Meeting. The total costs expected to be incurred by the Funds in connection with the Reorganization and paid by Viking Management or its affiliate are estimated to be approximately $51,000.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

July __, 2012

Please sign and return your proxy promptly.

Your vote is important and your participation
in the affairs of your Fund does make a difference.

APPENDIX I

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of __________________, 2012 by Integrity Managed Portfolios, a Massachusetts business trust (the "Trust"), on behalf of and among Kansas Municipal Fund, a series of the Trust (the "Acquiring Fund"), and Kansas Insured Intermediate Fund, a series of the Trust (the " Target Fund" and, together with the Acquiring Fund, the "Funds"), and Viking Fund Management, LLC, the investment adviser to the Funds (the "Adviser") (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, as part of the complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the "Board") has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1

THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3 herein; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

1.2

ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date as such term is defined in Section 3.1.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a "reorganization" as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3

LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4

LIQUIDATING DISTRIBUTION. As of the Effective Time (as defined in Section 3.1), the Target Fund will make a liquidating distribution of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the close of business on the Closing Date, as such term is defined in Section 3.1 (the " Target Fund Shareholders"), on a pro rata basis. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders. As of the Effective Time, all issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and retired.

1.5

OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Target Fund, in an amount computed in the manner set forth in Section 2.3.

1.6

TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7

LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8

REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9

BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1

VALUATION OF ASSETS. The value of the Target Fund's assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Acquiring Fund's Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2

VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3

SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined by dividing the value of the assets net of liabilities with respect to the shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund share determined in accordance with Section 2.2.

2.4

EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1

CLOSING DATE. The Closing shall occur on [ , 2012] or such other date as the parties may agree (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the "Effective Time"). The Closing shall be held as of the close of business at the offices of the Adviser in Minot, North Dakota or at such other time and/or place as the parties may agree.

3.2

CUSTODIAN'S CERTIFICATE. The Target Fund shall cause Wells Fargo Bank, NA, Trust & Custody Solutions, as custodian for the Target Fund (the "Custodian"), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3

TRANSFER AGENT'S CERTIFICATE. The Target Fund shall cause Integrity Fund Services, LLC ("Integrity Fund Services"), as transfer agent for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Integrity Fund Services, its transfer agent, to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund's account on the books of the Acquiring Fund.

3.4

DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1	REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants as follows:

	(a)	The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

	(b)	The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust's Agreement and Declaration of Trust, as amended ("Declaration of Trust").

	(c)	The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)

The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust's Declaration of Trust or Amended and Restated By-Laws ("By-Laws") or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f)

No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)

The financial statements of the Target Fund as of July 29, 2011, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of July 29, 2011, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)

The financial statements of the Target Fund as of January 31, 2012 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of January 31, 2012, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(i)

Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)

All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Target Fund's knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)

All issued and outstanding shares of the Target Fund are, and as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund's transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)

At the Closing, the Target Fund will have good and marketable title to the Target Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(n)

The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)

From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)

For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2	REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

	(a)	The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

	(b)	The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust's Declaration of Trust.

	(c)	The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)

The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)

No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)

The financial statements of the Acquiring Fund as of July 29, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 29, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)

The financial statements of the Acquiring Fund as of January 31, 2012 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of January 31, 2012, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)

Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)

All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquiring Fund's knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)

All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(l)

The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(m)

The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)

From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)

For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code and will be eligible to, and will, do so for the taxable year that includes the Closing Date.

(p)

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1

OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2

APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3

INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4

ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

5.5

FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6

STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust's Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7

PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders (the "Registration Statement"). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Target Fund's shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8

TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Trust or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Target Fund, the Trust and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.7.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1

All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund's name by the Trust's President or Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2

The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's assets and liabilities, together with a list of the Target Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund hereunder shall also be subject to the following:

8.1

This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust's Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2

On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3

All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4

The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5

The Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6

The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Target Fund shall reasonably request.

8.7	The Funds shall have received an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)

The transfer of all of the Target Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund followed by the pro rata distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the Target Fund.

	(d)	No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)

The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)

The basis of the Target Fund's assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

(g)

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Target Fund shareholder or any Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Chapman and Cutler LLP may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1

The Adviser or an affiliate will bear the expenses incurred by the Funds in connection with the Reorganization, including without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing costs; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. For the avoidance of doubt, any expenses incurred by any of the shareholders of the Funds in connection with the Reorganization shall be borne by such shareholders and not by the Funds or the Adviser (or an affiliate of the Adviser).

9.2

Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1

The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2

The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1

This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust's President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing Date due to:

	(a)	a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

	(b)	a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

	(c)	a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Target Fund, the Acquiring Fund, the Adviser, or the Trust's or Adviser's officers.

ARTICLE XII

AMENDMENTS

12.1

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNANING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1	The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3	This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Fund, as provided in the Trust's Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in the Trust's Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INTEGRITY MANAGED PORTFOLIOS, on behalf of Kansas Insured Intermediate Fund By: Name: Title:
ACKNOWLEDGED: By: Name: Title:
INTEGRITY MANAGED PORTFOLIOS, on behalf of Kansas Municipal Fund By: Name: Title:
ACKNOWLEDGED: By: Name: Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: VIKING FUND MANAGEMENT, LLC By: Name: Title:
ACKNOWLEDGED: By: Name: Title:

STATEMENT OF ADDITIONAL INFORMATION

KANSAS MUNICIPAL FUND, a series of Integrity Managed Portfolios
Relating to the Acquisition of the Assets and Liabilities of
KANSAS INSURED INTERMEDIATE FUND, a series of Integrity Managed Portfolios

1 Main Street North
Minot, North Dakota 58703
Telephone: (701) 852-5292

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July __, 2012 for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of Kansas Insured Intermediate Fund (the " Target Fund"), a series of Integrity Managed Portfolios (the "Trust"), to be held on September 17 , 2012. At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the "Reorganization") of the Target Fund into Kansas Municipal Fund (the "Acquiring Fund"; the Target Fund and the Acquiring Fund are collectively referred to as the "Funds") as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 276-1262 .

Further information about the Funds is contained in the Funds' Statement of Additional Information dated November 30, 2011, as supplemented from time to time through the date of this SAI, which is incorporated herein by reference only insofar as it relates to the Target Fund or Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on January 31, 2012.

The audited financial statements and related independent registered public accounting firm's report for each Fund are contained in the Funds' Annual Report for the fiscal year ended July 29, 2011, and the unaudited financial statements for each Fund are contained in the Funds' Semi-Annual Report for the six-month period ended January 31, 2012, each of which is incorporated herein by reference only insofar as it relates to a Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

The date of this Statement of Additional Information is July __, 2012.

Appendix A

Pro Forma Financial Information

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund as of January 31, 2012. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Acquiring Fund, which are available in their respective annual and semi- annual shareholder reports.

SCHEDULE OF INVESTMENTS
PRO FORMA
KANSAS INSURED INTERMEDIATE FUND and KANSAS MUNICIPAL FUND

January 31, 2012 (unaudited)

	Target Fund		Acquiring Fund		Pro Forma Combined
	Principal	Fair	Principal	Fair	Principal	Fair
	Amount	Value	Amount	Value	Amount	Value
MUNICIPAL BONDS (96.6%)

Education (4.8%)
Hutchinson KS Cmnty College 5.000% 10/01/25			350,000	$369,267	350,000	$369,267
Hutchinson KS Cmnty College 5.250% 10/01/30			300,000	312,618	300,000	312,618
Hutchinson KS Cmnty College 5.250% 10/01/33			450,000	466,992	450,000	466,992
Johnson Cnty KS Cmnty College Student Commons & Pkg 5.000% 11/15/19	235,000	$241,371			235,000	241,371
KS Dev Fin Auth Rev (KS St Proj) 4.375% 11/01/18	100,000	116,751			100,000	116,751
KS Dev Fin Auth Rev (Univ KS Research Cent) 5.000% 02/01/26			500,000	542,925	500,000	542,925
KS Dev Fin Auth Sales Tax Rev K-St-Olathe Innovation-L1 5.000% 09/01/39			200,000	219,462	200,000	219,462
Washburn Univ Topeka KS Bldg Ref Rev (Living Learning Ctr Proj) Rev5.000% 07/01/19	255,000	266,541	700,000	731,682	955,000	998,223
		624,663		2,642,946		3,267,609
General Obligation (37.5%)
Butler Cnty KS USD #385 5.000% 09/01/18	500,000	600,400			500,000	600,400
Butler Cnty KS USD #394 5.000% 09/01/23	175,000	195,785			175,000	195,785
Butler Cnty KS USD #402 5.250% 09/01/21	560,000	662,334			560,000	662,334
Cowley Cnty KS USD #465 (Winfield) Prerefunded 5.250% 10/01/14	135,000	146,738	240,000	260,868	375,000	407,606
Cowley Cnty KS USD #465 (Winfield) Unrefunded 5.250% 10/01/14	5,000	5,378	10,000	10,756	15,000	16,134
Cowley Cnty KS USD #470 4.750% 09/01/23	100,000	115,264			100,000	115,264
Cowley Cnty KS USD #470 4.750% 09/01/27	490,000	548,991			490,000	548,991
Cowley Cnty KS USD #470 5.500% 09/01/21	100,000	120,338			100,000	120,338
Dickinson Cnty KS USD #473 4.400% 09/01/29	100,000	110,395			100,000	110,395
Dickinson Cnty KS USD #473 4.500% 09/01/22	215,000	253,797			215,000	253,797
Dickinson Cnty KS USD #473 5.000% 09/01/27			325,000	385,524	325,000	385,524
Dodge KS Sch Dist #443 4.000% 09/01/16	120,000	132,211			120,000	132,211
Douglas Cnty KS Sales Tax Ref 5.000% 08/01/19			1,000,000	1,055,310	1,000,000	1,055,310
Douglas Cnty KS USD #491 Eudora 4.000% 09/01/22	250,000	279,410			250,000	279,410
Douglas Cnty KS USD #491 Eudora 5.000% 09/01/23	375,000	441,011			375,000	441,011
Douglas Cnty KS USD #491 Eudora 5.125% 09/01/29			250,000	284,360	250,000	284,360
Douglas Cnty KS USD #491 Eudora 5.500% 09/01/24	250,000	295,880			250,000	295,880
Ford Cnty KS Sales Tax - Ser A 4.500% 09/01/24	500,000	554,415			500,000	554,415
Franklin Cnty KS USD# 290 4.000% 09/01/16	100,000	106,596			100,000	106,596
Geary Cnty KS USD #475 4.500% 09/01/23	650,000	699,907			650,000	699,907
Harvey Cnty KS USD #373 (Newton) 4.000% 09/01/18	250,000	283,237			250,000	283,237
Harvey Cnty KS USD #373 (Newton) 5.000% 09/01/23			200,000	231,320	200,000	231,320
Harvey Cnty KS USD #373 (Newton) 5.000% 09/01/25			1,000,000	1,142,360	1,000,000	1,142,360
Johnson Cnty KS USD #231 Gardner-Edgerton 5.000% 10/01/24			1,135,000	1,199,581	1,135,000	1,199,581
Johnson Cnty KS USD #232 (Desoto) 5.000% 09/01/15	100,000	115,660			100,000	115,660
Johnson Cnty KS USD #232 (Desoto) 5.250% 09/01/23			500,000	556,415	500,000	556,415
Johnson Cnty KS USD #233 4.000% 09/01/18	150,000	175,302			150,000	175,302
Junction City KS Ref & Impt 5.000% 09/01/25			250,000	269,878	250,000	269,878
Junction City KS Unlimited GO 3.000% 09/01/16	315,000	339,387			315,000	339,387
Junction City KS Unlimited GO 4.100% 09/01/20	500,000	572,945	100,000	114,589	600,000	687,534
Junction City KS Unlimited GO 4.250% 09/01/21			100,000	114,712	100,000	114,712
Junction City KS Unlimited GO 4.400% 09/01/22			100,000	115,511	100,000	115,511
Junction City KS Unlimited GO 4.500% 09/01/23	100,000	114,384			100,000	114,384
Leavenworth Cnty KS USD #453 4.750% 09/01/25	300,000	346,800			300,000	346,800
Leavenworth Cnty KS USD #453 GO Impt & Ref 5.125% 03/01/29			1,000,000	1,160,900	1,000,000	1,160,900
Leavenworth Cnty KS USD #453 GO Impt & Ref 5.250% 03/01/24	200,000	239,642			200,000	239,642
Manhattan KS GO 5.000% 11/01/28			130,000	151,336	130,000	151,336
Miami Cnty KS USD #416 Louisberg 4.000% 09/01/13	50,000	52,448			50,000	52,448
Miami Cnty USD #416 Louisburg 5.000% 09/01/20	275,000	304,774			275,000	304,774
Montgomery Cnty KS USD #446 4.000% 09/01/19	150,000	167,935			150,000	167,935
Montgomery Cnty KS USD #446 5.000% 09/01/33			250,000	274,192	250,000	274,192
Neosho Cnty KS USD #413 5.000% 09/01/20	345,000	383,236			345,000	383,236
Newton KS Unlimited GO 4.750% 09/01/29			435,000	498,062	435,000	498,062
Newton, KS Unlimited G.O. 5.000% 09/01/21	100,000	120,870			100,000	120,870
Olathe KS GO 4.000% 10/01/19	100,000	111,462			100,000	111,462
Park City KS 5.100% 12/01/20	200,000	242,312			200,000	242,312
Park City KS 5.500% 12/01/24	100,000	122,052			100,000	122,052
Park City KS 6.000% 12/01/29			500,000	610,105	500,000	610,105
Park City KS GO Ref & Impr 5.375% 12/01/25			250,000	280,672	250,000	280,672
PR Comwlth Pub Impt 5.250% 07/01/20	140,000	159,085			140,000	159,085
PR Comwlth Pub Impt 5.500% 07/01/19	100,000	115,375			100,000	115,375
PR Comwlth Pub Impt Ref 5.500% 07/01/18	300,000	349,854			300,000	349,854
PR Comwlth Pub Impt Ref 5.500% 07/01/20	350,000	391,023			350,000	391,023
Salina KS GO 4.625% 10/01/27			200,000	222,578	200,000	222,578
Sedgwick Cnty KS UNI Sch Dist #262 5.000% 09/01/18	100,000	123,296			100,000	123,296
Sedgwick Cnty KS Uni Sch Dist #262 5.000% 09/01/28			500,000	571,565	500,000	571,565
Sedgwick Cnty KS USD #261 5.000% 11/01/21	250,000	284,090			250,000	284,090
Sedgwick Cnty KS USD #262 5.000% 09/01/24	250,000	292,133			250,000	292,133
Sedgwick Cnty KS USD #265 (Goddard) 4.250% 10/01/20	750,000	846,300			750,000	846,300
Sedgwick Cnty KS USD #265 (Goddard) 4.500% 10/01/26	250,000	281,608			250,000	281,608
Sedgwick Cnty KS USD #266 Maize Sch 5.250% 09/01/19	515,000	629,371			515,000	629,371
Sedgwick Cnty KS USD #266 Maize Sch 5.250% 09/01/20	360,000	433,415			360,000	433,415
Seward Cnty KS Unlimited GO Hosp Ref & Impt 5.000% 08/01/40			500,000	547,610	500,000	547,610
Shawnee Cnty KS GO 5.000% 09/01/16			655,000	752,078	655,000	752,078
Whichita Cnty KS USD #467 (Leoti) 5.000% 10/01/18	100,000	121,364			100,000	121,364
Wichita KS GO 4.500% 09/01/22	150,000	170,033			150,000	170,033
Wichita KS GO 4.750% 09/01/27	180,000	205,189			180,000	205,189
Wyandotte Cnty KS GO 5.000% 08/01/25	250,000	287,608			250,000	287,608
Wyandotte Cnty KS GO 5.000% 08/01/27			500,000	565,775	500,000	565,775
Wyandotte Cnty KS Gov Unltd GO 5.000% 08/01/19	150,000	169,649			150,000	169,649
Wyandotte Cnty KS USD # 202 5.250% 09/01/18	100,000	120,872			100,000	120,872
Wyandotte Cnty KS USD #500 GO 5.250% 09/01/13	250,000	269,783			250,000	269,783
		14,211,344		11,376,057		25,587,401
Health Care (14.5%)
KS Dev Fin Auth Heath Fac Rev Hays Med Ctr 5.000% 05/15/25			250,000	270,667	250,000	270,667
KS Dev Fin Auth Heath Fac Rev Hays Med Ctr 5.000% 05/15/35			1,000,000	1,041,330	1,000,000	1,041,330
KS Dev Fin Auth Heath Fac Rev Hays Med Ctr 5.000% 11/15/22			500,000	538,090	500,000	538,090
KS Dev Fin Auth Lease Rev Univ KS Tenant 5.000% 06/15/39			1,000,000	1,084,260	1,000,000	1,084,260
KS Dev Fin Auth Rev Adventist Health 5.150% 11/15/23			250,000	288,930	250,000	288,930
KS Dev Fin Auth Rev Adventist Health 5.250% 11/15/24			250,000	288,965	250,000	288,965
KS Dev Fin Auth Rev Adventist Health 5.500% 11/15/29			100,000	116,046	100,000	116,046
KS Dev Fin Auth Rev Adventist Health 5.750% 11/15/34			250,000	264,472	250,000	264,472
KS Dev Fin Auth Rev Sisters Leavenworth-Ser A 5.000% 01/01/2040			500,000	532,955	500,000	532,955
KS Dev Fin Auth Stormont-Vail Healthcare 5.125% 11/15/36			500,000	529,475	500,000	529,475
KS Devl Fin Auth (Univ of KS Hosp Auth) 5.000% 03/01/28			755,000	813,241	755,000	813,241
Lawrence KS (Mem Hosp) Rev 5.125% 07/01/26			500,000	533,470	500,000	533,470
Lawrence KS (Mem Hosp) Rev 5.125% 07/01/36			300,000	313,005	300,000	313,005
Manhattan KS (Mercy Health Ctr) Hosp Rev 5.200% 08/15/26			250,000	250,098	250,000	250,098
Manhattan KS Hosp Rev Mercy Health Ctr 5.500% 08/15/20	500,000	500,155	250,000	250,077	750,000	750,232
Olathe KS (Med Ctr) Health 5.000% 09/01/30			250,000	269,550	250,000	269,550
Olathe KS Health Fac Rev (Med Ctr) 5.000% 09/01/29			500,000	533,990	500,000	533,990
Sedgwick Cnty KS Health Care Rev (Catholic Care Ctr) 5.000% 08/01/25			1,000,000	1,050,340	1,000,000	1,050,340
Univ KS Hosp Auth 5.000% 09/01/26			100,000	107,286	100,000	107,286
Wichita KS (Via Christi Health Sys) Rev 5.000% 11/15/29			300,000	330,180	300,000	330,180
		500,155		9,406,427		9,906,582
Housing (3.9%)
Kansas City KS Mtg Rev Rev 5.900% 11/01/27			120,000	120,276	120,000	120,276
KS Dev Fin Auth Rev (Sec. 8) Rev Ref. 6.400% 01/01/24	240,000	240,223			240,000	240,223
Olathe KS Multifamily Hsg Rev Ref (Bristol Pointe) 5.250% 11/01/12	105,000	105,111			105,000	105,111
Olathe KS Multifamily Hsg Rev Ref (Bristol Pointe) 5.700% 11/01/27			2,210,000	2,215,039	2,210,000	2,215,039
		345,334		2,335,315		2,680,649
Other Revenue (16.8%)
Coffeyville KS Pub Bldg (Coffeyville Med Ctr) Rev 5.000% 08/01/22			250,000	251,595	250,000	251,595
Dodge City KS Sales Tax Rev 4.400% 06/01/25	350,000	397,299			350,000	397,299
Dodge City KS Sales Tax Rev 4.500% 06/01/28	100,000	110,264			100,000	110,264
Dodge City KS Sales Tax Rev 5.000% 06/01/21	310,000	368,237			310,000	368,237
Dodge City KS Sales Tax Rev 5.250% 06/01/31			1,000,000	1,143,290	1,000,000	1,143,290
KS Dev Fin Auth (KS St Proj) Rev Unrefunded 4.500% 11/01/17	125,000	146,423			125,000	146,423
KS Dev Fin Auth (KS St Proj) Rev Unrefunded 5.000% 10/01/17	115,000	115,141	120,000	120,148	235,000	235,289
KS Dev Fin Auth KS Proj 5.250% 10/01/22	100,000	102,890			100,000	102,890
KS Dev Fin Auth Lease Rev (Juvenile Justice) 5.250% 05/01/13			570,000	570,741	570,000	570,741
KS Dev Fin Auth Pub Wtr 5.000% 04/01/24	100,000	100,768			100,000	100,768
KS Dev Fin Auth Rev (Athletic Facs Univ of KS) 5.000% 06/01/33			250,000	263,432	250,000	263,432
KS Dev Fin Auth Rev (Dept Admin) 5.000% 11/01/25			250,000	280,195	250,000	280,195
KS Dev Fin Auth Rev (KS St Proj) 4.100% 05/01/19	250,000	275,435			250,000	275,435
KS Dev Fin Auth Rev (KS St Proj) 5.000% 05/01/26			1,335,000	1,448,181	1,335,000	1,448,181
KS Dev Fin Auth Rev (KS St Proj) 5.000% 05/01/35			250,000	275,580	250,000	275,580
KS Dev Fin Auth Rev (KS St Proj) 5.250% 11/01/25	100,000	116,032	250,000	290,080	350,000	406,112
KS Dev Fin Auth Rev KS Projs-Ser B 4.125% 05/01/31			500,000	533,835	500,000	533,835
KS Dev Fin Auth Rev St of KS Proj 5.000% 11/01/34			500,000	555,325	500,000	555,325
Lincoln Cnty KS Pub Bldg (Lincoln Cnty Hosp) 5.000% 03/01/28	125,000	144,758	125,000	144,758	250,000	289,516
Manhattan KS Sales Oblig Rev North Proj Area - Downtown A 5.000% 12/01/26			500,000	545,410	500,000	545,410
Manhattan KS Sales Tax Rev 4.500% 12/01/25			500,000	562,745	500,000	562,745
Manhattan KS Sales Tax Rev 5.000% 12/01/32			1,000,000	1,121,670	1,000,000	1,121,670
Manhattan KS Sales Tax Rev Downtown Redev 5.250% 12/01/26			175,000	191,399	175,000	191,399
Neosho Cnty KS Sales Tax Rev 4.000% 10/01/23	500,000	556,435			500,000	556,435
Sumner Cnty KS Sales Tax Rev 5.000% 10/01/14	400,000	446,708			400,000	446,708
Topeka KS Pub Bldg Commn Lease Rev Social & Rehab Proj 5.000% 06/01/22			255,000	298,110	255,000	298,110
		2,880,390		8,596,494		11,476,884
Transportation (4.8%)
KS Dept Transn Hwy Rev 5.000% 03/01/23			250,000	267,410	250,000	267,410
KS Dev Fin Auth Rev (Road Revolving Fund) 4.625% 10/01/26			250,000	285,503	250,000	285,503
KS Tpk Auth Rev 4.875% 09/01/27	100,000	102,640			100,000	102,640
KS Tpk Auth Rev 5.000% 09/01/24	200,000	204,130	330,000	336,815	530,000	540,945
KS Tpk Auth Rev 5.000% 09/01/25			750,000	765,488	750,000	765,488
KS Tpk Auth Rev 5.250% 09/01/21			500,000	516,130	500,000	516,130
Overland Park KS Trans Dev Dist Sales Tax Rev Oak Park Mall 5.200% 04/01/20			480,000	528,173	480,000	528,173
PR Comwlth Hwy & Transn Auth Hwy Rev 4.950% 07/01/26			105,000	107,054	105,000	107,054
PR Comwlth Hwy & Transn Auth Hwy Rev 4.950% 07/01/26			145,000	157,606	145,000	157,606
		306,770		2,964,179		3,270,949
Utilities (14.2%)
*Burlington KS PCR (Gas & Elec) 5.300% 06/01/31			1,000,000	1,039,480	1,000,000	1,039,480
Burlington KS PCR (Gas & Elec) 4.850% 06/01/31			250,000	258,765	250,000	258,765
KS Dev Fin Auth (Wtr Pollution Control) 5.000% 11/01/23			1,000,000	1,035,800	1,000,000	1,035,800
KS Dev Fin Auth (Wtr Pollution Control) Rev 5.250% 11/01/22			1,000,000	1,037,440	1,000,000	1,037,440
KS Dev Fin Auth Rev (Wtr Pollution) 5.000% 11/01/28			250,000	261,130	250,000	261,130
PR Elec Pwr Auth Pwr Rev 5.000% 07/01/16	155,000	175,652			155,000	175,652
PR Elec Pwr Auth Pwr Rev 5.250% 07/01/25	250,000	291,538			250,000	291,538
PR Elec Pwr Auth Pwr Rev 5.250% 07/01/26			750,000	839,370	750,000	839,370
Wamego KS PCR (KS Gas & Elec Proj) 5.300% 06/01/31			750,000	772,478	750,000	772,478
Wichita KS Wtr & Swr Rev 5.000% 10/01/17	245,000	287,885			245,000	287,885
Wichita KS Wtr & Swr Rev 5.000% 10/01/23	200,000	228,902	100,000	114,451	300,000	343,353
Wichita KS Wtr & Swr Util Rev 5.000% 10/01/28			500,000	539,005	500,000	539,005
Wichita KS Wtr & Swr Util Rev 5.250% 10/01/18			1,465,000	1,581,013	1,465,000	1,581,013
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/24	200,000	235,640			200,000	235,640
Wyandotte Cnty KS Govt Util Sys Rev 5.000% 09/01/29			500,000	586,035	500,000	586,035
Wyandotte Cnty KS Util Rev 5.000% 09/01/27	100,000	107,074			100,000	107,074
Wyandotte Cnty KS Util Rev 5.000% 09/01/36			250,000	273,743	250,000	273,743
		1,326,691		8,338,710		9,665,401

TOTAL MUNICIPAL BONDS (COST: $18,782,977, $42,461,555, and $61,244,532, respectively)		20,195,347		45,660,128		65,855,475

SHORT-TERM SECURITIES (2.0%)	Shares		Shares		Shares
^Wells Fargo Advantage National Tax-Free Money Market Fund 0.100% (COST: $545,115, $787,601, and $1,332,716, respectively)	545,115	545,115	787,601	787,601	1,332,716	1,332,716

TOTAL INVESTMENTS IN SECURITIES (COST: $19,328,092, $43,249,156, and $62,577,248, respectively) (98.5%)		20,740,462		46,447,729		67,188,191
OTHER ASSETS LESS LIABILITIES (1.5%)		419,514		574,438		993,952

NET ASSETS (100.0%)		21,159,976		47,022,167		68,182,143

^Variable rate security; rate shown represents rate as of January 31, 2012.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of January 31, 2012:

		Level 1	Level 2	Level 3	Total
Target Fund	Short-Term Securities	$545,115	$0	$0	$545,115
	Municipal Bonds	0	20,195,347	$0	20,195,347
	Total	$545,115	$20,195,347	$0	$20,740,462

Acquiring Fund	Short-Term Securities	$787,601	$0	$0	$787,601
	Municipal Bonds	0	45,660,128	$0	45,660,128
	Total	$787,601	$45,660,128	$0	$46,447,729

Pro Forma	Short-Term Securities	$1,332,716	$0	$0	$1,332,716
Combined	Municipal Bonds	0	65,855,475	$0	65,855,475
	Total	$1,332,716	$65,855,475	$0	$67,188,191

See Schedule of Investments to view by type of obligation. The Funds did not hold any Level 3 assets during the six months ended January 31, 2012. There were no transfers into or out of Level 1 or Level 2 during the six months ended January 31, 2012. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended January 31, 2012.

FINANCIAL STATEMENTS
PRO FORMA
KANSAS INSURED INTERMEDIATE FUND and KANSAS MUNICIPAL FUND
January 31, 2012 (unaudited)

Pro Forma Combining Statement of Assets and Liabilities January 31, 2012

	Kansas Insured Intermediate Fund (Actual)	Kansas Municipal Fund (Actual)		Pro Forma Adjustments	Combined Fund (Pro Forma)
ASSETS
Investments in securities, at value (cost: $19,328,092, $43,249,156, and $62,577,248, respectively)	$20,740,462	$46,447,729		$0	$67,188,191
Interest & dividends receivable	294,951	628,086		0	923,037
Receivable for Fund shares sold	200,000	25,000		0	225,000
Prepaid expenses	2,218	2,242		0	4,460
Total assets	$21,237,631	$47,103,057		$0	$68,340,688

LIABILITIES
Payable for Fund shares redeemed	$179	$1,476	$		$1,655
Trustees' fees payable	120	267			387
Payable to affiliates	11,295	42,370		0	53,665
Other accounts payable and accrued expenses	66,061	36,777		0	102,838
Total liabilities	$77,655	$80,890		$0	$158,545

NET ASSETS	$21,159,976	$47,022,167		$0	$68,182,143

Net assets are represented by:
Capital stock outstanding, at par	$20,594,342	$48,513,923		$0	$69,108,265
Accumulated undistributed net realized gain (loss) on investments	(847,345)	(4,692,189)		0	(5,539,534)
Accumulated undistributed net investment income (loss)	609	1,860		0	2,469
Unrealized appreciation (depreciation) on investments	1,412,370	3,198,573		0	4,610,943
NET ASSETS	$21,159,976	$47,022,167		$0	$68,182,143

Shares outstanding	1,799,319	4,229,312		102,857[1]	6,131,488

Net asset value per share	$11.76	$11.12			$11.12

Public offering price (based on sales charge of 2.75%, 3.75%, and 3.75% respectively)	$12.09	$11.55			$11.55

[1]	The pro forma statements presume the issuance by the Kansas Municipal Fund of approximately 1,902,176 shares in exchange for the assets and liabilities of the Kansas Insured Intermediate Fund.

Pro Forma Combining Statement of Operations For the 12 Months Ended January 31, 2012

	Kansas Insured Intermediate Fund (Actual)	Kansas Municipal Fund (Actual)	Pro Forma Adjustments	Combined Fund (Pro Forma)
INVESTMENT INCOME
Interest	$703,528	$2,087,831	$0	$2,791,359
Dividends	217	437	0	654
Total investment income	$703,745	$2,088,268	$0	$2,792,013

EXPENSES
Investment advisory fees	$98,325	226,549	$0	$324,874
Distribution (12b-1) fees	0	113,274	49,163 (a)(b)	162,437
Transfer agent fees	31,333	72,357	(12,725) (c)	90,965
Administrative service fees	53,748	92,639	(31,422) (c)	114,965
Professional fees	5,024	9,582	(2,500) (c)	12,106
Reports to shareholders	2,297	5,304	0	7,601
License, fees, and registrations	3,724	2,446	(642)(c)	5,528
Audit fees	6,048	14,056	(7,600)(c)	12,504
Trustee fees	1,459	3,366		4,825
Transfer agent out-of-pockets	944	3,081		4,025
Custodian fees	4,187	7,079	(1,000) (c)	10,266
Legal fees	2,366	5,359		7,725
Insurance expense	944	2,141		3,085
Total expenses	$210,399	$557,233	$(6,726)	$760,906
Less expenses waived or absorbed by the Fund's manager	(62,911)	(72,421)	76,154	(59,178)
Total net expenses	$147,488	$484,812	$69,428	$701,728

NET INVESTMENT INCOME (LOSS)	$556,257	$1,603,456	$(69,428)	$2,090,285

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$6,628	$(50,881)	$0	$(44,253)
Net change in unrealized appreciation (depreciation) of investments	1,581,229	3,731,203	0	5,312,432
Net realized and unrealized gain (loss) on investments	$1,587,857	$3,680,322	$0	$5,268,179

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,144,114	$5,283,778	$(69,428)	$7,358,464

Pro Forma Adjustments

The pro forma adjustments to the foregoing pro forma combining financial statements consist of:

(a)	Distribution (12b-1) fees based on an annual rate of .25% of the Combined Portfolio's average daily net assets.

(b)

The adjustments to the distribution fee reflect the increase (decrease) in expenses assuming the Combined Fund operated under the Kansas Municipal Fund fee structure for the entire 12 months ended January 31, 2012.

(c)

Transfer Agent fees, administrative service fees, professional fees, license fees and registrations, audit fee, and custodian bank fees were adjusted down at a combined level to reflect duplicative costs.

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS

KANSAS INSURED INTERMEDIATE FUND and KANSAS MUNICIPAL FUND Six-months Ended January 31, 2012 (unaudited)

Description of the Fund

The Kansas Municipal Fund, (the "Municipal Fund") a series of Integrity Managed Portfolios, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

Basis of Combination

The Reorganization to which the forgoing pro forma financial statements relate involves the transfer of all assets and liabilities of Kansas Insured Intermediate Fund ("Insured Fund") to the Municipal Fund, in exchange for shares of the Municipal Fund, and the pro rata distribution, on the closing date, of such shares of Municipal Fund to the shareholders of the Insured Fund as provided in the plan. The Funds will not be responsible for any of the expenses associated with the Reorganization. Such expenses will be borne by Viking Fund Management, LLC.

The foregoing unaudited pro forma financial statements consist of: (i) Pro Forma Combining Statements of Assets and Liabilities as of January 31, 2012, assuming the Reorganization had been consummated on that date (ii) Pro Forma Combining Statement of Operations for the 12 months ended January 31, 2012, giving effect to the Reorganization as if it had been consummated on January 31, 2012; and (iii) Pro Forma Combining Schedule of Investments as of January 31, 2012 , assuming the Reorganization had been consummated on that date.

Portfolio Valuation

Because of the similarities in the investment objectives and policies of the Insured Fund and the Municipal Fund, and the fact that all of the portfolio securities of the Insured Fund are eligible for investment by the Municipal Fund, it is not anticipated that any securities held by either Fund will be sold before or after the Reorganization, other than in the ordinary course of business.

Accordingly, the presentation of the Pro Forma Combining Schedule of Investments assumes that the investment manager will not sell any of the securities in connection with the Reorganization. Therefore, no adjustment column is presented.

Capital Shares

The pro forma combining net asset value per share assumes the issuance of Municipal Fund shares to Insured Fund shareholders in connection with the proposed Reorganization . The number of shares assumed to be issued is equal to the net asset value per share of the Insured Fund divided by the net asset value per share of the Municipal Fund as of January 31, 2012. The pro forma number of shares outstanding for the combined entity consists of the following at January 31, 2012.

Class of Shares	Shares of Municipal Fund Pre-Combination	Additional Shares Assumed Issued with Reorganization	Total Shares Outstanding Post-Combination
Class A	4,229,312	102,857[1]	6,131,488

[1]

The share reconciliation represents an increase in the number of outstanding shares of the Combined Fund because the net asset value per share of the Municipal Fund is lower than that of the Insured Fund.

Federal Income Taxes

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Reorganization , the Municipal Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Capital Loss Carryforward

As of January 31, 2012, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the loss carryforwards will expire as follows:

Year	Municipal Fund	Insured Fund
2012	1,399,598	303,542
2013	2,680,173	544,062
2014	388,935	0
2015	240,848	0

INTEGRITY MANAGED PORTFOLIOS

PART C
OTHER INFORMATION

ITEM 15: INDEMNIFICATION

The following is a summary of the rights of indemnification set forth in the Agreement and Declaration of Trust of Registrant (see Exhibit (1)). Article VIII of the Agreement and Declaration of Trust of Registrant provides generally that any person who is or has been a Trustee or officer of Registrant (including persons who serve at the request of Registrant as directors, trustees or officers of another organization and including persons who served as officers and trustees of the Registrant) shall be indemnified by Registrant to the fullest extent permitted by law against liabilities and expenses reasonably incurred by such person in connection with any claim, suit, or proceeding in which such person becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, or officer and against amounts incurred in settlement thereof. It is further provided in such Agreement and Declaration of Trust that no indemnification shall be provided in the event that it is determined that such person was engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or that such person did not act in good faith in the reasonable belief that his action was in the best interests of Registrant. In the event of a settlement or other disposition not involving a final determination of the foregoing matters by a court or other body, no indemnification shall be provided unless a determination is made by a vote of a majority of the Disinterested Trustees acting on the matter or a written opinion of independent legal counsel. The right to indemnification as so provided may be insured against by policies maintained by the Registrant and shall continue as to any person who has ceased to be a Trustee or officer of Registrant.

Expenses of preparation and presentation of a defense by a person claiming indemnification may be advanced by Registrant provided generally that such person undertakes to repay any such advances if it is ultimately determined that he is not entitled to indemnification and provided that either such undertaking is secured by appropriate security or a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion determines that there is reason to believe that such person ultimately will be found entitled to indemnification.

The Agreement and Declaration of Trust provides further that in the event that any shareholder or former shareholder shall be found to be personally liable solely by reason of his being a shareholder and not because of acts or omissions of such person, such shareholder shall be entitled, out of assets of the Registrant, to be indemnified against all loss and expense arising from such liability (provided there is no liability to reimburse any shareholder for taxes paid by reason of such shareholder's ownership of shares or for losses suffered by reason of any changes in value of any of Registrant's assets).

The Agreement and Declaration of Trust (Article IV, Section 2(o)) provides specifically that the Trustees have the power to purchase and pay for insurance out of assets of Registrant as they deem necessary or appropriate for the conduct of its business including policies insuring shareholders, Trustees, officers, employees, agents, investment managers, principal underwriters, or independent contractors of the Registrant against claims or liabilities arising by reason of such persons holding or having held any such office or position with Registrant or by reason of any action alleged to have been taken or omitted by any such person in such office or position including any action taken or omitted that may be determined to constitute negligence whether or not the Registrant would have the power to indemnify such person against such liability.

The provisions with respect to indemnification in the Agreement and Declaration of Trust of Registrant do not affect any rights of indemnification that persons other than those specifically covered may have whether under contract or otherwise under law.

In addition to the foregoing, the distribution and services agreements with the Funds' Distributor provide that the respective fund will indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder or other information filed or made public by the respective fund (as from time to time amended), included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the applicable fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the fund by or on behalf of the Distributor. In no case (i) is the indemnity of the fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the applicable distribution and services agreement, or (ii) is the fund to be liable under its indemnity agreement contained in Section 8 of the distribution and services agreement with respect to any claim made against the Distributor or any person (or after the Distributor or the person shall have received notice or service on any designated agent). However, failure to notify the respective fund of any claim shall not relieve the fund from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in Section 8 of the respective distribution and services agreement. The applicable fund shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any claims, but if the fund elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Distributor or persons or defendant or defendants in the suit. In the event, the applicable fund elects to assume the defense of any suit and retain counsel, the Distributor, officers or Trustees or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the respective fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The applicable fund agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the shares of the respective fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of Registrant's Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

(1)	Agreement and Declaration of Trust dated August 10, 1990(1)

(2)	By-laws of Registrant(2)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix I to Part A of this Registration Statement

(5)	Not applicable

(6)	Investment Advisory Agreement between Registrant and Viking Fund Management, LLC ("Viking Management") on behalf of the Kansas Municipal Fund(3)

(7)	(a) Distribution and Services Agreement between Registrant and Integrity Funds Distributor, LLC ("Integrity Funds Distributor") on behalf of the Kansas Municipal Fund(2)

(b) Dealer Agreement(4)

(8)	Not Applicable

(9)	Custody Agreement with Wells Fargo Bank, N.A. on behalf of all Series(5)

(10)	Shareholder Services Plan for the Kansas Municipal Fund(2)

(11)	Opinion and Consent of Counsel(14)

(12)	Form of Opinion and Consent of Counsel supporting the tax matters and consequences to shareholders(14)

(13)	(a) Transfer Agency Agreement between Registrant and Integrity Fund Services, LLC ("Integrity Fund Services") on behalf of all Series(12)

(b) Accounting Services Agreement between Registrant and Integrity Fund Services on behalf of all Series(12)

(c) Administration Services Agreement between Registrant and Integrity Fund Services on behalf of all Series(12)

(d) Management Fee Waiver and Expense Reimbursement Agreement between Registrant and Viking Management on behalf of all Series(13)

(14)	Consent of Independent Registered Public Accounting Firm(14)

(15)	Not applicable

(16)	Power of Attorney Authorization(13)

(17)	Form of Proxy(14)

__________________________________

(1)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 43 filed on November 30, 1999.

(2)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 58 filed on November 30, 2009.

(3)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 59 filed on December 1, 2009.

(4)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 50 filed on December 22, 2003.

(5)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 45 filed on November 26, 2001.

(6)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 25 filed on September 25, 1996.

(7)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 44 filed on November 29, 2000.

(8)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 47 filed on November 27, 2002.

(9)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 51 filed on November 24, 2004.

(10)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 54 filed on November 30, 2006.

(11)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 61 filed on November 30, 2010.

(12)	Previously filed with and incorporated by reference to Post-Effective Amendment Number 63 filed on November 28, 2011.

(13)	Previously filed with and incorporated by reference to the Registrant's Registration Statement on Form N-14 filed on May 10, 2012.

(14)	Filed herewith.

ITEM 17: UNDERTAKINGS

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Minot and State of North Dakota, on the 23rd day of July, 2012.

INTEGRITY MANAGED PORTFOLIOS
By:	/s/ Shannon D. Radke
Shannon D. Radke
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 23, 2012:

Signature	Title

/s/ Shannon D. Radke	President
Shannon D. Radke	(Principal Executive Officer)

/s/ Adam Forthun	Treasurer
Adam Forthun	(Principal Financial and Accounting Officer)

Robert E. Walstad*	Trustee and Chairman of the Board
Jerry M. Stai*	Trustee	)	By:	/s/ Shannon D. Radke
Orlin W. Backes*	Trustee	)		Shannon D. Radke
R. James Maxson*	Trustee	)		Attorney-in-Fact

*	Pursuant to the Power of Attorney previously filed as an exhibit to the Registrant's Registration Statement on Form N-14.

EXHIBIT LISTING

(11)	Opinion and Consent of Counsel

(12)	Form of Opinion and Consent of Counsel supporting the tax matters and consequences to shareholders

(14)	Consent of Independent Registered Public Accounting Firm

(17)	Form of Proxy